UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2017
(Date of earliest event reported)

BANK 2017-BNK9

(Central Index Key Number 0001721373)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-08	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about December 20, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9 (the “Certificates”), is expected to be issued by BANK 2017-BNK9, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2017 (the “Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “Griffin Portfolio” will be serviced and administered in accordance with the pooling and servicing agreement for the BANK 2017-BNK8 securitization transaction (the “BNK8 PSA”), an executed version of which is attached hereto as Exhibit 4.2, and the Griffin Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The mortgage loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “Laguna Cliffs Marriott” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Laguna Cliffs Marriott Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The mortgage loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “Colorado Center” will be serviced and administered in accordance with the trust and servicing agreement for the BXP Trust 2017-CC securitization transaction, an executed version of which is attached hereto as Exhibit 4.3, and the Colorado Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The mortgage loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “Park Square” will be serviced and administered in accordance with the BNK8 PSA and the Park Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “U.S. Industrial Portfolio III” will be serviced and administered in accordance with the BNK8 PSA and the U.S. Industrial Portfolio III Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “Warwick Mall” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Warwick Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “Bass Pro & Cabela’s Portfolio” will be serviced and administered in accordance with the pooling and servicing agreement for the GSMS 2017-GS8 securitization transaction, an executed version of which is attached hereto as Exhibit 4.4, and the Bass Pro & Cabela’s Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Publicly Offered Certificates, the Privately Offered Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 20, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty-five (45) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on eighty-nine (89) commercial, multifamily or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.3.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Wells Fargo Securities, LLC (“WFS”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of December 5, 2017, among the Registrant, as depositor, MLPF&S, Morgan Stanley, WFS and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, (ii) the sale of the Privately Offered Certificates by the Registrant to MLPF&S, Morgan Stanley, WFS and Drexel pursuant to a Certificate Purchase Agreement, dated as of December 5, 2017, among the Registrant, as depositor, MLPF&S, Morgan Stanley, WFS and Drexel, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (iii) the sale of the RR Interest, having a principal amount of $52,686,290.90, to BANA, Morgan Stanley Bank, N.A. and WFB (collectively, in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of December 6, 2017, between the Registrant and the Retaining Parties. The RR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 6, 2017 and as filed with the Securities and Exchange Commission on December 20, 2017 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated December 6, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of December 5, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.

Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., as initial note A-1-1 holder, as initial note A-1-2 holder and as initial note A-1-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2-1 holder, as initial note A-2-2 holder, as initial note A-2-3 holder, as initial note A-2-4 holder, as initial note A-2-5 holder and as initial note A-2-6 holder, and KeyBank National Association, as initial note A-3 holder, relating to the Griffin Portfolio Whole Loan.

Exhibit 4.6	Agreement Between Note Holders, dated as of November 17, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and as initial note A-2 holder, relating to the Laguna Cliffs Marriott Whole Loan.

Exhibit 4.7	Agreement Between Note Holders, dated as of August 9, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and as initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A-2 holder and as initial note B-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and as initial note B-3 holder, relating to the Colorado Center Whole Loan.

Exhibit 4.8	Agreement Between Note Holders, dated as of October 13, 2017, by and between Bank of America, N.A., as initial note A-1 holder and as initial note A-2 holder, relating to Park Square Whole Loan.

Exhibit 4.9	Agreement Between Note Holders, dated as of November 2, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder and as initial note A-1-2 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to US Industrial Portfolio III Whole Loan.

Exhibit 4.10	Agreement Between Note Holders, dated as of September 14, 2017, by and between Bank of America, N.A., as initial note A-1 holder, as initial note A-2 holder and as initial note A-3 holder, relating to Warwick Mall Whole Loan.

Exhibit 4.11	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as initial note A-1(A-CP) holder, as initial note A-1(A-NCP) holder and as initial note A-1(B-CP) holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-3(A-CP) holder, as initial note A-3(B-CP) holder, as initial note A-3(C-CP) holder, as initial note A-3(D-NCP) holder, as initial note A-3(E-NCP) holder, and as initial note A-3(F-NCP) holder, relating to the Bass Pro & Cabela’s Portfolio Whole Loan.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 6, 2017, which such certification is dated December 6, 2017.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2017	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of December 5, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., as initial note A-1-1 holder, as initial note A-1-2 holder and as initial note A-1-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2-1 holder, as initial note A-2-2 holder, as initial note A-2-3 holder, as initial note A-2-4 holder, as initial note A-2-5 holder and as initial note A-2-6 holder, and KeyBank National Association, as initial note A-3 holder, relating to the Griffin Portfolio Whole Loan.	(E)
4.6	Agreement Between Note Holders, dated as of November 17, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and as initial note A-2 holder, relating to the Laguna Cliffs Marriott Whole Loan.	(E)
4.7	Agreement Between Note Holders, dated as of August 9, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and as initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A-2 holder and as initial note B-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and as initial note B-3 holder, relating to the Colorado Center Whole Loan.	(E)
4.8	Agreement Between Note Holders, dated as of October 13, 2017, by and between Bank of America, N.A., as initial note A-1 holder and as initial note A-2 holder, relating to Park Square Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Agreement Between Note Holders, dated as of November 2, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder and as initial note A-1-2 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to US Industrial Portfolio III Whole Loan.	(E)
4.10	Agreement Between Note Holders, dated as of September 14, 2017, by and between Bank of America, N.A., as initial note A-1 holder, as initial note A-2 holder and as initial note A-3 holder, relating to Warwick Mall Whole Loan.	(E)
4.11	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as initial note A-1(A-CP) holder, as initial note A-1(A-NCP) holder and as initial note A-1(B-CP) holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-3(A-CP) holder, as initial note A-3(B-CP) holder, as initial note A-3(C-CP) holder, as initial note A-3(D-NCP) holder, as initial note A-3(E-NCP) holder, and as initial note A-3(F-NCP) holder, relating to the Bass Pro & Cabela’s Portfolio Whole Loan.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 6, 2017, which such certification is dated December 6, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 5, 2017, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)